UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 30, 2008 (July 30, 2008)

WRIGHT EXPRESS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

97 Darling Avenue, South Portland, ME	04106
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code	(207) 773-8171

(Former name or former address if changes since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 - Press Release of Wright Express Corporation dated July 30, 2008
EX-99.2 - Press Release of Wright Express Corporation dated July 30, 2008

Item 2.02 Results of Operations and Financial Condition
On July 30, 2008, we issued a press release announcing our second quarter 2008 results. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.
The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Wright Express under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 8.01 Other Events.
On July 30, 2008, the Company issued a press release entitled “Wright Express to Acquire New Zealand-based Financial Automation Limited.” A copy of the press release is attached as Exhibit 99.2 and is incorporated by reference in its entirety.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	Press release of Wright Express Corporation dated July 30, 2008

99.2	Press release of Wright Express Corporation dated July 30, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT EXPRESS CORPORATION
Date: July 30, 2008	By:	/s/ Melissa D. Smith
Melissa D. Smith
CFO and Executive Vice President, Finance and Operations (principal financial officer)

WRIGHT EXPRESS CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated July 30, 2008
EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Wright Express Corporation dated July 30, 2008

99.2	Press release of Wright Express Corporation dated July 30, 2008